Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/02/95 02:12 pm
 Investor Reporting System  v2.3     Monthly Statement            05/95 Activity
 -------------------------------------------------------------------------------
  Principal Receivables                  FCARC               Investor
                                         ------------------- -------------------
   Beginning Principal Receivables        $4,797,230,149.91   $3,700,000,000.00
    Current Floating Allocation Pct.            56.45639891%        43.54360109%

   Total Adjusted Principal Collections   $2,021,317,475.02   $1,558,998,510.37

   Principal Default Amounts                          $0.00               $0.00
    As a Percentage of Collections               0.00000000%         0.00000000%

   Monthly Principal Amortized                                            $0.00

   Ending Principal Receivables           $4,496,088,197.50   $3,700,000,000.00
    New Floating Allocation Pct.                54.85651312%        45.14348688%

  Interest Collections                   FCARC               Investor
                                         ------------------- -------------------
   Total Interest Collections                $42,953,074.04      $33,128,778.25
 -------------------------------------------------------------------------------

  Early Amortization Triggered?                              Yes              No
                                                             ---              --
   1.  Breach of covenants or agreements made in the                           x
       PSA and uncured for 45 days
   2.  Breach of any representation or warranty made                           x
       in the PSA and uncured for 60 days
   3.  Bankruptcy, insolvency or receivership of FMCC,                         x
       FCARC, or Ford
   4.  FCARC is an investment company within the                               x
       meaning of the ICA of 1940
   5.  Failure of FCARC to convey Receivables pursuant                         x
       to the PSA
   6.  Available Subordinated Amount has been reduced                          x
       to less than the Required Subordinated Amount
   7.  Servicer Default has occurred                                           x
   8.  Average monthly payment rate for past three                             x
       periods is less than 20%
   9.  Used vehicle percentage exceeds 10% for two                             x
       collection periods
  10.  Interest rate swap is terminated in accordance                          x
       with its terms
  11.  Outstanding principal amount of the certificates                        x
       is not repaid by the expected payment date
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/02/95 02:12 pm
 Investor Reporting System  v2.3     Monthly Statement            05/95 Activity
 -------------------------------------------------------------------------------
  Principal Receivables                                      Trust Total
                                                             -------------------
   Beginning Principal Receivables                            $8,497,230,149.91
    Current Floating Allocation Percentage                         100.00000000%

   Total Adjusted Principal Collections                       $3,580,315,985.39
    Payment Rate                                                          42.14%
    Principal Collections                                     $3,237,999,590.91
    Principal Collection Adjustments                            $338,184,693.07
    Principal Collections for Status Dealer Accounts              $4,131,701.41

   Principal Default Amounts                                              $0.00
    As a Percentage of Collections                                   0.00000000%

   Aggregate New Principal Receivables                        $3,279,174,032.98

   Ending Principal Receivables                               $8,196,088,197.50
    New Floating Allocation Percentage                             100.00000000%

  Interest Collections                                       Trust Total
                                                             -------------------
   Total Interest Collections                                    $76,081,852.29
    Interest Collections                                         $76,049,715.17
    Interest Collections for Status Dealer Accounts                  $32,137.12
    Recoveries on Receivables Written Off                                 $0.00

   Monthly Yield                                                          10.74%

   Used Vehicle Principal Receivables Balance                    $81,691,894.73
                                                                           1.00%

  Status Dealer Accounts                                     Trust Total
                                                             -------------------
   Beginning Balance                                             $15,678,096.64
    Principal Collections                                         $4,131,701.41
    Principal Write Offs                                                  $0.00
    Interest Collections                                             $32,137.12
   Ending Balance                                                $11,546,395.23

  Subordination and Participation                            Trust Total
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
    Overconcentration Amount                                              $0.00
    Installment Amount                                                    $0.00
    Other Ineligible Amounts                                              $0.00
   Available Subordinated Amount                                $411,111,111.11
   Required Subordinated Amount                                 $411,111,111.11

   Required Participation  4.00%                                $148,000,000.00
   Required Participation and Subordinated Amount               $559,111,111.11
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/02/95 02:12 pm
 Investor Reporting System  v2.3     Monthly Statement            05/95 Activity
 -------------------------------------------------------------------------------
   Current Participation Amount                               $4,496,088,197.50
    Current Participation Percentage                                     804.15%
   Current Participation Shortfall                                        $0.00

   Available Seller Collections                               $2,064,270,549.06
   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00
   Available Seller Collections to FCARC                      $2,064,270,549.06
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/02/95 02:12 pm
 Investor Reporting System  v2.3     Monthly Statement            05/95 Activity
 -------------------------------------------------------------------------------
  Series Allocations                                         1992-1
                                                             -------------------
   Certificates                                               $1,000,000,000.00
    Current Floating Allocation Percentage                          11.76854083%

   Total Adjusted Principal collections                         $421,350,948.75
   Principal Default Amounts                                              $0.00
   Total Interest Collections                                     $8,953,723.85

  Source and Use of Funds                                    1992-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $8,953,723.85
    Investment and Net Swap Proceeds                                $640,312.57
    Reserve Fund Balance                                          $3,500,000.00
   Total Investor Collections and Reserve Fund                   $13,094,036.42

    Certificates Outstanding                                  $1,000,000,000.00
    Certificate Rate                                                     6.8750%
    Days in Interest Period                                                  30
   Current Interest Due                                           $5,729,166.67
   Net Trust Swap Receipts not req. to be paid                            $0.00
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $5,729,166.67
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $833,333.33
   Servicing Fees Paid                                              $833,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,500,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                    $0.00
   Current Investor Default Amount Paid                                   $0.00
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $3,031,536.42

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/02/95 02:12 pm
 Investor Reporting System  v2.3     Monthly Statement            05/95 Activity
 -------------------------------------------------------------------------------
  Subordination and Participation                            1992-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $111,111,111.11
   Required Subordinated Amount                                 $111,111,111.11

   Required Participation  4.00%                                 $40,000,000.00
   Required Participation and Subordinated Amount               $151,111,111.11

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,500,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                              $28,645,833.35
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid                       $0.00
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1992-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/02/95 02:12 pm
 Investor Reporting System  v2.3     Monthly Statement            05/95 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1992-2
                                                             -------------------
   Certificates                                                 $700,000,000.00
    Current Floating Allocation Percentage                           8.23797858%

   Total Adjusted Principal collections                         $294,945,664.12
   Principal Default Amounts                                              $0.00
   Total Interest Collections                                     $6,267,606.70

  Source and Use of Funds                                    1992-2
                                                             -------------------
    Investor Interest Funding Account Balance                     $6,267,606.70
    Investment and Net Swap Proceeds                                $683,132.60
    Reserve Fund Balance                                          $2,800,000.00
   Total Investor Collections and Reserve Fund                    $9,750,739.30

    Certificates Outstanding                                    $700,000,000.00
    Certificate Rate                                                     7.3750%
    Days in Interest Period                                                  30
   Current Interest Due                                           $4,302,083.33
   Net Trust Swap Receipts not req. to be paid                            $0.00
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $4,302,083.33
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $583,333.33
   Servicing Fees Paid                                              $583,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $2,800,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                    $0.00
   Current Investor Default Amount Paid                                   $0.00
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $2,065,322.64

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/02/95 02:12 pm
 Investor Reporting System  v2.3     Monthly Statement            05/95 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1992-2
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                 $77,777,777.78
   Required Subordinated Amount                                  $77,777,777.78

   Required Participation  4.00%                                 $28,000,000.00
   Required Participation and Subordinated Amount               $105,777,777.78

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $2,800,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                               $8,604,166.66
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid                       $0.00
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1992-2
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/02/95 02:12 pm
 Investor Reporting System  v2.3     Monthly Statement            05/95 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1992-3
                                                             -------------------
   Certificates                                               $1,000,000,000.00
    Current Floating Allocation Percentage                          11.76854083%

   Total Adjusted Principal collections                         $421,350,948.75
   Principal Default Amounts                                              $0.00
   Total Interest Collections                                     $8,953,723.85

  Source and Use of Funds                                    1992-3
                                                             -------------------
    Investor Interest Funding Account Balance                     $8,953,723.85
    Investment and Net Swap Proceeds                               ($492,189.96)
    Reserve Fund Balance                                          $3,500,000.00
   Total Investor Collections and Reserve Fund                   $11,961,533.89

    Certificates Outstanding                                  $1,000,000,000.00
    Certificate Rate                                                     5.6250%
    Days in Interest Period                                                  30
   Current Interest Due                                           $4,687,500.00
   Net Trust Swap Receipts not req. to be paid                            $0.00
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $4,687,500.00
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $833,333.33
   Servicing Fees Paid                                              $833,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,500,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                    $0.00
   Current Investor Default Amount Paid                                   $0.00
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $2,940,700.56

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/02/95 02:12 pm
 Investor Reporting System  v2.3     Monthly Statement            05/95 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1992-3
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $111,111,111.11
   Required Subordinated Amount                                 $111,111,111.11

   Required Participation  4.00%                                 $40,000,000.00
   Required Participation and Subordinated Amount               $151,111,111.11

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,500,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                               $9,375,000.00
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid                       $0.00
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1992-3
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/02/95 02:12 pm
 Investor Reporting System  v2.3     Monthly Statement            05/95 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1994-1
                                                             -------------------
   Certificates                                               $1,000,000,000.00
    Current Floating Allocation Percentage                          11.76854083%

   Total Adjusted Principal collections                         $421,350,948.75
   Principal Default Amounts                                              $0.00
   Total Interest Collections                                     $8,953,723.85

  Source and Use of Funds                                    1994-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $8,953,723.85
    Investment and Net Swap Proceeds                                 $41,174.86
    Reserve Fund Balance                                          $3,500,000.00
   Total Investor Collections and Reserve Fund                   $12,494,898.71

    Certificates Outstanding                                  $1,000,000,000.00
    Certificate Rate                                                     6.4200%
    Days in Interest Period                                                  31
   Current Interest Due                                           $5,528,333.33
   Net Trust Swap Receipts not req. to be paid                      $307,847.22
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $5,220,486.11
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $833,333.33
   Servicing Fees Paid                                              $833,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,500,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                    $0.00
   Current Investor Default Amount Paid                                   $0.00
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $2,941,079.27

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/02/95 02:12 pm
 Investor Reporting System  v2.3     Monthly Statement            05/95 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1994-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $111,111,111.11
   Required Subordinated Amount                                 $111,111,111.11

   Required Participation  4.00%                                 $40,000,000.00
   Required Participation and Subordinated Amount               $151,111,111.11

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,500,000.00

   Controlled Distribution Amount                               $500,000,000.00
   Principal Funding Account Balance                            $500,000,000.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   0.500000000000

   Interest Funding Account Balance                               $9,984,375.00
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid                 $537,291.66
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1994-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000